Exhibit 10.1

SUSQUEHANNA BANCSHARES, INC.

2005 EQUITY COMPENSATION PLAN

(As Amended May 17, 2005)

The purpose of the Susquehanna Bancshares, Inc. 2005 Equity Compensation Plan (the “Plan”) is to provide designated employees, directors and consultants of Susquehanna Bancshares, Inc. (the “Company”) and its subsidiaries with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units. The Company believes that the Plan will cause the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders and will align the economic interests of the participants with those of the shareholders.

1. Administration

The Plan shall be administered and interpreted by a committee (the “Committee”), which shall consist of two or more Board members appointed by the Board to administer and interpret the Plan. The Committee members shall be “non-employee directors” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that the Board or Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) or regulations thereunder, require that each “non-employee director” also be an “outside director” as that term is defined in regulations under Section 162(m) of the Code. The powers of the Committee are coextensive with, and not exclusive of, the powers of the Board and references in the Plan to the Committee shall be deemed to include the Board.

Notwithstanding anything in the Plan to the contrary, the Board must approve any grants made under the Plan to any Board members.

The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting and (iv) deal with any other matters arising under the Plan.

The Committee may, in its discretion or in accordance with a directive from the Board, waive or amend any provisions of any Grant, provided such waiver or amendment is not inconsistent with the terms of this Plan as then in effect. The Committee may, if it so desires, base any of the foregoing determinations upon the recommendations of management of the Company. A majority of the Committee shall constitute a quorum thereof, and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be actions of the Committee.

The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2. Grants

Incentives under the Plan shall consist of grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units (hereinafter collectively referred to as “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual (the “Grant Instrument”). The Committee shall approve the form and provisions of each Grant instrument. Grants under a particular section of the Plan need not be uniform as among the grantees.

3. Shares Subject to the Plan

(a) Subject to the adjustment specified below, the aggregate number of shares of the common stock of the Plan is 2,000,000 shares. All such shares of Company Stock are available for issuance upon exercise of incentive stock options granted hereunder. Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any one individual during any calendar year shall be 450,000. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent options or stock appreciation rights granted under the Plan terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised or if any restricted stock units or shares of restricted stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan. Similarly, if any Company Stock is withheld pursuant to Section 8(g) in settlement of a tax withholding obligation associated with a Grant, that Company Stock will again become available for grant under the Plan.

(b) If there is any change in the number or kind of shares of Company Stock outstanding by reason of a stock dividend, a recapitalization, stock split, or combination or exchange of shares, or merger, reorganization or consolidation in which the Company is the surviving corporation, reclassification or change in par value or by reason of any other extraordinary or unusual events affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced due to the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that may be subject to Grants to any one individual under the Plan in any calendar year, the number of shares covered by outstanding Grants, and the price per share or the applicable market value of such Grants shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number. The adjustments determined by the Committee shall be final, binding and conclusive. Notwithstanding the foregoing, no adjustment shall be authorized or made pursuant to this Section to the extent that such authority or adjustment would cause any incentive stock option to fail to comply with section 422 of the Code.

4. Eligibility for Participation

All employees (“Employees”), consultants and directors of the Company and its subsidiaries, including members of the Board who are not employees of the Company or any of its subsidiaries (“Non-Employee Directors”) shall be eligible to participate in the Plan; provided, however, that Non-Employee Directors and consultants shall not be eligible to receive incentive stock options.

The Committee shall select the Employees, consultants and Non-Employee Directors to receive Grants and determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, consultants and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become Employees of the Company, or for other proper corporate purpose, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.

5. Granting of Options

(a) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Company Stock that will be subject to each Grant of stock options.

(b) Type of Option and Price. The Committee may grant options intended to qualify as “incentive stock options” within the meaning of section 422 of the Code (the “Incentive Stock Options”) or options which are not intended to so qualify (the “Nonqualified Stock Options”) or any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter collectively the “Stock Options”), all in accordance with the terms and conditions set forth herein.

The purchase price of Company Stock subject to a Stock Option shall be determined by the Committee and may not be less than the Fair Market Value (as defined below) of a share of such Stock on the date such Company Stock Option is granted.

If the Company Stock is traded in a public market, then the Fair Market Value per share shall be, if the principal trading market for the Company Stock is a national securities exchange or the National Market segment of The NASDAQ Stock Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or, if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not traded in a public market or subject to reported transactions or “bid” or “ask” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

(c) Option Term. The Committee shall determine the term of each Stock Option. The term of any Stock Option shall not exceed ten years from the date of grant.

(d) Exercisability of Options. Stock Options shall become exercisable in accordance with the terms and conditions determined by the Committee, in its sole discretion, and specified in the Grant Instrument. The Committee, in its sole discretion, may accelerate the exercisability of any or all outstanding Stock Options at any time for any reason including, without limitation, upon a Change of Control (as defined herein).

(e) Vesting of Options and Restrictions on Shares. The vesting period for Stock Options shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Instrument. Notwithstanding any other provision of the Plan, except as otherwise provided by the Committee in the Grant Instrument, all outstanding Stock Options shall become immediately exercisable upon the earliest to occur of the following, if at such time the Grantee is an Employee of the Company or a parent or subsidiary of the Company, or a Non-Employee Director in the case of a Nonqualified Stock Option: (i) the Grantee’s normal retirement date, (ii) five years from the date of the Grant, or (iii) the Grantee’s death or Disability (as defined herein).

(f) Manner of Exercise. A Grantee may exercise a Stock Option which has become exercisable, in whole or in part, by delivering a duly completed notice of exercise to the Secretary of the Company, or such other representative of the Company as the Secretary shall appoint, specifying the number of shares as to which the Stock Option may be exercised and providing payment of such option price in accordance with Subsection (g) below. Such notice may instruct the Company to deliver shares of the Common Stock to be issued upon payment of the option price to any registered broker or dealer designated by Grantee (the “Designated Broker”) in lieu of delivery to the Grantee. Such instructions must designate the account into which the shares are to be deposited. The Grantee may tender notice of exercise, which has been properly executed by the Grantee and the aforementioned delivery instructions to any Designated Broker.

(g) Satisfaction of Option Price. The Grantee shall pay the option price for a Stock Option as specified by the Committee in (w) in cash, (x) with the approval of the Committee, by delivering shares of Common Stock owned by the Grantee (including Common Stock acquired in connection with the exercise of a Stock Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the option price, (y) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price, or (z) by such other method as the Committee may approve. To the extent required by the Committee, shares of Common Stock used to exercise a Stock Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Stock Option. The Grantee shall pay the option price and the amount of any withholding tax due, if any, at the time of payment of the option price. Notwithstanding the foregoing, the exercise price, plus any required federal income tax or other withholding amount, may be paid when the shares underlying the option are issued, or in such other manner as the Committee may approve.

(h) Limits on Incentive Stock Options. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year under the Plan and/or any other plan of the Company or any subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Incentive Stock Option does not meet such limitation, that Stock Option will be treated for all purposes as a Nonqualified Stock Option. Furthermore, persons who are not employees of the Company or a subsidiary are not eligible to be granted Incentive Stock Options but are eligible to be granted other types of Grants. Any Incentive Stock Option granted to any Grantee who, at the time the Stock Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a parent or subsidiary of the Company will have an exercise price per share of not less than 110% of Fair Market Value per share on the date of the grant and an option term of not more than five years from the date of grant.

6. Stock Appreciation Rights

(a) General Requirements. The grant of a Stock Appreciation Right (“SAR”) provides the holder the right to receive a number of shares of Common Stock with a value equal to the appreciation in value of the number of shares of Common Stock subject to the SAR between the date of grant and the date of exercise.

(b) Exercise.

(i) A SAR may be exercised by a Grantee giving notice of intent to exercise to the Company, provided that all or a portion of such SAR will have become vested and exercisable as of the date of exercise.

(ii) Upon a Grantee’s exercise of some or all of the Grantee’s SARs, the Grantee shall receive in settlement of such SARs a number of shares of Common Stock with a Fair Market Value equal to the difference between the Fair Market Value of the underlying Company Stock on the date of grant and the Fair Market Value of the underlying Common Stock on the date of exercise of such SAR.

(c) Terms and Conditions. The Grant Instrument evidencing any SAR will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) Term of SAR. Unless otherwise specified in the Grant Instrument, the term of a SAR will be ten years.

(ii) Exercisability. SARs will vest and become exercisable at such time or times and subject to such terms and conditions as will be determined by the Committee;

(iii) Termination of Employment. Unless otherwise specified in the Grant Instrument, SARs will be subject to the terms of Section 7 with respect to exercise upon termination of employment.

7. Termination of Employment, Disability or Death. Unless otherwise specified with respect to a particular Grant, Stock Options or SARs granted hereunder will remain exercisable after termination of employment only to the extent specified in this Section 7.

(a) In the event that a Grantee ceases to be employed by the Company for any reason other than a “Disability” or death, any Stock Option or SAR which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days of the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in the Grant Instrument), but in any event no later than the date of expiration of the option term. Any of the Grantee’s Stock Options or SARs which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

(b) In the event the Grantee ceases to be employed by the Company because the Grantee is “disabled,” any Stock Option or SAR which is otherwise exercisable by the Grantee shall terminate unless exercised within one year of the date on which the Grantee ceases to employed by the Company (or within such other period of time as may be specified in the Grant Instrument), but in any event no later than the date of expiration of the option term. Any of the Grantee’s Stock Options or SARs which are not otherwise exercisable as of the date on which the Grantee ceases to be an Employee shall terminate as of such date.

(c) If (a) the Grantee dies while employed by the Company, or (b) in the case of disability, during the period provided at Section 7(b) above, or (c) within 90 days after the date on which the Grantee ceases to be employed by the Company on account of a termination of employment specified in Section 5(a) above (or within such other period of time as may be specified in the Grant Instrument), any Stock Option or SAR which is otherwise exercisable by the Grantee shall terminate unless exercised within one year of the date of death (or within such other period of time as may be specified in the Grant Instrument), but in any event no later than the date of expiration of the option term. Any of the Grantee’s Stock Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

(d) For purposes of this Section 7, the term “Company” shall include the Company’s subsidiaries and the term “Disability” or “Disabled” shall mean a Grantee’s becoming disabled within the meaning of Section 22(e)(3) of the Code.

8. Restricted Stock Grants

The Committee may issue or transfer shares of Company Stock to an Employee under a Grant (a “Restricted Stock Grant”), upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock Grants:

(a) General Requirements. Shares of Company Stock issued pursuant to Restricted Stock Grants may be issued for cash consideration or for no cash consideration, at the sole discretion of the Committee. The Committee shall establish conditions under which restrictions on the transfer of shares of Company Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period during which the Restricted Stock Grant will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b) Number of Shares. The Committee shall grant to each Grantee a number of shares of Company Stock pursuant to a Restricted Stock Grant in such manner as the Committee determines.

(c) Termination of Employment or Services. If the Grantee ceases to be employed by the Company (as an Employee or Non-Employee Director) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems equitable.

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Company Stock to which such Restriction Period applies except to a Successor Grantee under Section 10. Each certificate for a share issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate or certificates covering any of the shares subject to restrictions when all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Cash Dividends. During the Restriction Period, unless the Committee determines otherwise, the Grantee shall have the right to vote shares subject to the Restricted Stock Grant and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

(f) Lapse of Restrictions. All restrictions imposed under the Restricted Stock Grant shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of any conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that all the restrictions shall lapse without regard to any Restriction Period.

9. Restricted Stock Unit Grants.

A Restricted Stock Unit is a contractual promise to issue a Grantee shares at a later date. The Committee may from time to time make grants of Restricted Stock Units to eligible Grantees in such amounts and upon such terms as the Committee shall determine and as set forth in an applicable Grant Instrument. Restricted Stock Units granted to a Grantee shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An award of Restricted Stock Units may be settled in Common Stock, cash, or in any combination of Common Stock and/or cash; provided, however, that a determination to settle an award of Restricted Stock Units in whole or in part in cash shall be made only with approval of the Committee.

10. Transferability of Grants

Only the Grantee or his or her authorized representative may exercise rights under a Grant. Such persons may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in its sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the regulations thereunder. When a Grantee dies, the representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee in its discretion may permit a Grantee to transfer Nonqualified Stock Options to his or her children, grandchildren or spouse or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a “Family Transfer”), provided that the Grantee receives no consideration for a Family Transfer and the Grant Instruments relating to Nonqualified Stock Options transferred in a Family Transfer continue to be subject to the same terms and conditions that were applicable to such Nonqualified Stock Options immediately prior to the Family Transfer.

11. Change of Control of the Company

As used herein, a “Change of Control” shall be deemed to have occurred if:

(a) A liquidation or dissolution of the Company (excluding transfers to subsidiaries) or the sale of all or substantially all of the Company’s assets occurs;

(b) As a result of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split or sale or transfer of assets, any person or group (as such terms are used in and under Section l3(d)(3) or 14(d)(2) of the Exchange Act) becomes the beneficial owner (as defined in Rule l3-d under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the common stock of the Company or the combined voting power of the Company’s then outstanding securities; provided, however, that for purposes of this Subsection 11(b), a person or group shall not include the Company or any subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary;

(c) If at least a majority of the Board at any time does not consist of individuals who were elected, or nominated for election, by directors in office at the time of such election or nomination; or

(d) The Company merges or consolidates with any other corporation (other than a wholly owned subsidiary) and is not the surviving corporation (or survives only as a subsidiary of another corporation).

12. Consequences of a Change of Control

(a) Notice.

(i) If a Change of Control described in Section 11(a), (b) or (d) will occur, then, not later than 10 days after the approval by the stockholders of the Company (or approval by the Board, if stockholder action is not required) of such Change of Control, the Company shall give each Grantee with any outstanding Stock Options, or SARs written notice of such proposed Change of Control.

(ii) If a Change of Control described in Section 11(b) may occur without approval by the shareholders (or approval by the Board) and does so occur, or if a Change of Control described in Section 11(c) occurs, then, not later than 10 days after such Change of Control, the Company shall give each Optionee with any outstanding Stock Options, or SAR5 written notice of the Change of Control.

(b) Election Period. In connection with the Change of Control and effective only upon such Change of Control, each Grantee shall thereupon have the right, within 10 days after such written notice is sent by the Company (the “Election Period”), to make an election as described in Subsection (c) with respect to all of his or her outstanding vested Stock Options or SARs.

(c) Election Right. During the Election Period, each Grantee shall have the right to elect to exercise in full any installments of such vested Stock Options or SARs not previously exercised.

(d) Termination of Stock Options. If a Grantee does not make a timely election in accordance with Subsection (c) in connection with a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), the Grantee’s vested Stock Options or SARs shall terminate as of the Change of Control. Notwithstanding the foregoing, a Stock Option, or SAR will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation and, with respect to an Incentive Stock Option, the assumption of the Stock Option occurs under circumstances which are not deemed a modification of the Stock Option within the meaning of sections 424(a) and 424(h)(3)(A) of the Code.

13. Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time: provided, however, that any amendment that increases the aggregate number (or individual limit for any single Grantee) of shares of Company Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b)), or modifies the requirements as to eligibility for participation in the Plan, shall be subject to approval by the shareholders of the Company and provided, further, that the Board shall not amend the Plan without shareholder approval if such approval is required by Rule 16b-3 of the Exchange Act or Section 162(m) of the Code.

(b) Termination of Plan. No Incentive Stock Options shall be granted after the date which is ten years from the Effective Date of the Plan (or, if shareholders approve an amendment that increases the number of shares reserved for issuance upon the exercise of ISOs granted pursuant to the Plan, ten years after the effective date of such amendment). Thereafter, the Plan shall remain in effect for purpose of Grants other than Incentive Stock Options, unless and until otherwise determined by the Board.

(c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 20(b) hereof. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 20(b) hereof or may be amended by agreement of the Company and the Grantee consistent with the Plan. Whether or not the Plan has terminated, the Committee shall not permit the reduction in the exercise price of any Stock Options without first obtaining shareholder approval, other than adjustments contemplated in Section 3(b) or 12(d) of the Plan.

(d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

14. Funding of the Plan

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

15. Rights of Participants

Nothing in this Plan shall entitle any Employee or Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

16. No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17. Withholding of Taxes

(a) The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to an employee of the Company, any federal, state or local taxes required by law to be withheld with respect to such cash awards. In the case of Grants paid in Company Stock, the Grantee or other person receiving such shares shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such Grants or the Company shall have the right to deduct from other wages paid to the employee by the Company the amount of any withholding due with respect to such Grants. The obligations of the Company under the Plan will be conditioned on the satisfaction of any withholding requirement.

(b) To the extent permitted by the Committee, Grantees may make an election to satisfy the Company income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the minimum applicable rate for federal (including FICA), state and local tax liabilities. Such election must be in the form and manner prescribed by the Committee.

18. Requirements for Issuance of Shares

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended so reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

19. Headings

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

20. Miscellaneous

(a) Substitute Grants. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation or by such corporation’s parent corporation (“Substituted Stock Incentives”). The terms and conditions of the substitute grant may vary from the terms and conditions otherwise required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute grants.

(b) Compliance with Law. The Plan, the exercise of Stock Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule l6b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Company Stock covered by a Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

(d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the Law of the Commonwealth of Pennsylvania.

21. Effective Date of the Plan. The Plan shall be effective as of the date of the approval of the Plan by the Company’s shareholders.